Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
6. Long-Term Debt
Long-Term Debt
Long-term debt consisted of the following at December 31 (in thousands):

	2015	2014
Senior debt:
Revolving credit facility	$143,149	$235,000
Term loans	296,250	195,000
Total debt	439,399	430,000
Less: Current maturities	(15,000)	(10,000)
Total long-term debt, net of current maturities	$424,399	$420,000

Maturities for each of the next five years based on long-term debt as of December 31, 2015 are as follows (in thousands):

Amount
Year Ending
2016	15,000
2017	15,000
2018	15,000
2019	394,399
Total	439,399

On July 9, 2014, the Company entered into a fifth amended and restated credit agreement with U.S. Bank National Association (“U.S. Bank”) and other lenders, which increased the revolving credit facility from $200.0 million to $350.0 million and the term loan from $175.0 million to $200.0 million. On September 24, 2015, the Company entered into a sixth amended and restated credit agreement (the "credit agreement") with U.S. Bank and other lenders, which increased the revolving credit facility to $400.0 million and the term loan to $300.0 million. The credit facility matures on July 9, 2019. Principal on the term loan is due in quarterly installments of $3.8 million. The Company categorizes the borrowings under the credit agreement as Level 2 in the fair value hierarchy as defined in Note 5. The carrying value of the Company's long-term debt approximates fair value as the debt agreement bears interest based on prevailing variable market rates currently available. The credit agreement is collateralized by all assets of the Company and contains certain financial covenants, including a minimum fixed charge coverage ratio and a maximum cash flow leverage ratio. Additionally, the credit agreement contains negative covenants limiting, among other things, additional indebtedness, capital expenditures, transactions with affiliates, additional liens, sales of assets, dividends, investments, advances, prepayments of debt, mergers and acquisitions, and other matters customarily restricted in such agreements. The current debt agreement prohibits the Company from paying dividends without the consent of the lenders. Borrowings under the credit agreement bear interest at either (a) the Eurocurrency Rate (as defined in the credit agreement), plus an applicable margin in the range of 2.0% to 3.3%, or (b) the Base Rate (as defined in the credit agreement), plus an applicable margin in the range of 1.0% to 2.3%. The revolving credit facility also provides for the issuance of up to $40.0 million in letters of credit. As of December 31, 2015, the Company had outstanding letters of credit totaling $22.5 million. As of December 31, 2015, total availability under the revolving credit facility was $234.3 million and the average interest rate on the credit agreement was 3.5%.
Capital Lease Obligations
The Company has a building and certain equipment classified as capital leases. The following is a schedule of future minimum lease payments under the capital leases with the present value of the net minimum lease payments as of December 31, 2015 (in thousands):

Amount
Year Ending:
2016	$5,717
2017	3,284
2018	2,348
2019	1,732
2020	204
Thereafter	21
Total minimum lease payments	13,306
Less: amount representing interest	1,426
Present value of net minimum lease payments(1)	$11,880

(1)	Reflected in the consolidated balance sheets as accrued expenses and other liabilities and other long-term liabilities of $5.0 million and $6.9 million, respectively.